UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2007
aQuantive, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-29361	91-1819567

(State or Other Jurisdiction of Incorporation)	(Commission File Number.)	(IRS Employer Identification No.)

821 Second Avenue, 18th Floor, Seattle Washington	98104

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (206) 816-8800

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD TRANSFER OF LISTING.
ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
     On August 10, 2007, the merger of Arrow Acquisition Company, a wholly-owned subsidiary of Microsoft Corporation (“Microsoft”), with and into aQuantive, Inc. (“aQuantive”) (the “Merger”), was consummated in accordance with the Agreement and Plan of Merger, dated as of May 17, 2007, among aQuantive, Microsoft and Arrow Acquisition Company (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, each share of aQuantive common stock, $.01 par value per share, outstanding immediately prior to the effective time of the Merger (each, an “aQuantive Common Share”), was converted into the right to receive $66.50 in cash (the “Merger Consideration”). Upon the closing of the Merger, aQuantive became a wholly-owned subsidiary of Microsoft.
     The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current report on Form 8-K and is incorporated herein by reference.

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD TRANSFER OF LISTING.
     On August 10, 2007, in connection with the closing of the Merger, aQuantive notified the NASDAQ Global Market of its intent to remove its common stock from listing on the NASDAQ Global Market and subsequently filings were made with the Securities and Exchange Commission to delist and deregister its common stock.
ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.
     Upon the closing of the Merger on August 10, 2007, a change in control of aQuantive occurred. Pursuant to the terms of the Merger Agreement, each outstanding aQuantive Common Share was converted into the right to receive $66.50 in cash, and Arrow Acquisition Company, a wholly-owned subsidiary of Microsoft, merged with and into aQuantive. With the closing of the Merger, aQuantive became a wholly owned subsidiary of Microsoft. The source of the Merger Consideration was funded by Microsoft.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, all the members of aQuantive’s board of directors resigned.
ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits

Exhibit Number 2.1	Agreement and Plan of Merger, dated as of May 17, 2007, among aQuantive, Inc., Microsoft Corporation and Arrow Acquisition Company (incorporated by reference to Exhibit 2.1 to aQuantive Inc.’s Current Report on Form 8-K filed on May 18, 2007).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 10, 2007

AQUANTIVE, INC.
By:	/s/ Linda Schoemaker
Name:	Linda Schoemaker
Title:	Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit
Number	Description
2.1	Agreement and Plan of Merger by and among Microsoft Corporation, Arrow Acquisition Company, and aQuantive, Inc. dated as of May 17, 2007 (incorporated by reference to Exhibit 2.1 to aQuantive Inc.’s Current Report on Form 8-K filed on May 18, 2007).